                                                                      Exhibit 24
                               POWER OF ATTORNEY

                The undersigned, as a Section 16 reporting person of Vital
        Therapies, Inc. (the "Company"), hereby constitutes and appoints Terence
        E. Winters, Michael V. Swanson, Duane Nash, Aron P. Stern, Anthony
        Mauriello, and Patrick Anding the undersigned's true and lawful attorneys-in-fact to:

                1.      complete and execute Forms 3, 4 and 5 and other forms
                        and all amendments thereto as such attorneys-in-fact
                        shall in their discretion determine to be required or
                        advisable pursuant to Section 16 of the Securities
                        Exchange Act of 1934 (as amended) and the rules and
                        regulations promulgated thereunder, or any successor
                        laws and regulations, as a consequence of the
                        undersigned's ownership, acquisition or disposition of
                        securities of the Company; and

                2.      do all acts necessary in order to file such forms with
                        the Securities and Exchange Commission, any securities
                        exchange or national association, the Company and such
                        other person or agency as the attorneys-in-fact shall
                        deem appropriate.

                The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agent shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing
        attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
        Securities Exchange Act of 1934 (as amended).

                This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in-fact.

                IN WITNESS WHEREOF, the undersigned has caused this Power of
        Attorney to be executed as of this 20 day of November, 2013.

                                        Signature: /s/ Douglas E. Godshall
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                                        Print Name:  Douglas E. Godshall
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